UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08059

Cohen & Steers Global Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2013. The net asset values (NAV) per share at that date were $44.20, $44.22, $43.94 and $44.38 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2013
Cohen & Steers Global Realty Shares—Class A	0.78%
Cohen & Steers Global Realty Shares—Class B	0.47%
Cohen & Steers Global Realty Shares—Class C	0.47%
Cohen & Steers Global Realty Shares—Class I	0.94%
FTSE EPRA/NAREIT Developed Real Estate Index—net[a]	2.02%
S&P 500 Index[a]	13.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged portfolio of approximately 304 constituents from 20 countries and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Investment Review

Global real estate securities generated a modest return in the first half of 2013, rising by double digits through mid-May, only to give back most of those gains late in the period. Performance diverged widely across all regions, reflecting differences in economic trends, monetary policy and the fundamentals of individual property markets. However, net returns for non-U.S. markets were broadly hindered by depreciation in all major currencies relative to the U.S. dollar.

The group's strong performance from 2012 carried over into the New Year amid improvements in U.S. jobs and housing data and signs of stabilization in China's economy. Markets also responded positively to resolutions on the three major political challenges facing the U.S.—the fiscal cliff, the debt ceiling and sequestration—easing the immediate fears about the country's economy and providing businesses with much-needed clarity on tax policy. By contrast, Europe continued to struggle with sovereign-debt woes and challenging economic conditions, although real estate securities in the region were generally resilient.

The rally continued in April amid news that the Bank of Japan (BoJ) would pursue aggressive monetary easing in an attempt to stimulate growth and lift the country's economy out of deflation. A decline in Europe's sovereign bond yields added to investor confidence, as Italy announced the formation of a coalition government after weeks of uncertainty following its inconclusive general election.

In May, investors began to warm to the idea of a European economic recovery later in the year, helped by an interest-rate cut from the European Central Bank (ECB) and a decision by the EU to give governments more time to meet their deficit-reduction targets. However, markets tumbled heading into June, as investors speculated that the U.S. Federal Reserve could taper its quantitative easing program sooner than expected if the U.S. economy continued to strengthen. U.S. Treasury yields moved sharply higher in response, leading to a global selloff in interest-rate-sensitive assets. Markets clawed back some of their gains in the final week after several members of the Federal Reserve suggested that investors had overreacted to its previous statement.

Real estate fundamentals in the U.S. continued to strengthen

U.S. REITs (6.5% total returnb) had solid gains in the first half of 2013, helped by improving demand, low financing costs and very little new supply in most property sectors. Many of the better performers included small-cap REITs, which tend to depend on the secured-debt market for financing, and therefore benefited to a greater extent from better pricing and volume in the commercial mortgage-backed securities (CMBS) market. This helped drive the cost of capital down for smaller companies, enabling them to better compete for acquisitions, which materially benefited their growth profile.

Commercial real estate benefited broadly from the housing-led economic recovery, especially property sectors with short lease terms and cyclically sensitive businesses, such as hotels (10.5%) and self storage (9.0%). The residential market also provided a boost to shopping center and industrial REITs (8.3% and 6.0%, respectively) given their ties to local economic growth and housing-related

b  U.S. country and sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

businesses. By contrast, the apartment sector (3.7%) was hindered by concerns that rising home purchases, along with accelerating multifamily supply, would have a negative impact on cash flow growth.

Health care REITs (9.4%) continued to actively acquire properties, although the premium valuations placed on these properties limited their potential earnings benefit. Markets priced in a particularly favorable outlook for senior living centers, which historically have a strong correlation to housing and employment.

Canada (–4.7%c) consistently underperformed throughout the period, weighed down by muted growth in the economy and household credit, as well as the Bank of Canada's modest bias toward eventual tightening. Returns for Canadian REITs were also restrained by lower projected dividend growth relative to other higher-yielding markets such as Australia, Japan and Singapore.

Europe had pockets of strength despite economic challenges

The U.K. (9.5%) outperformed amid a return to positive economic growth in the first quarter, followed in the second quarter by further signs of improvement. Many of the smaller, more-leveraged companies had significant gains, while landlords with prime assets in London also fared well, benefiting from strong investor demand for centrally located properties.

Germany (–6.1%) declined as manufacturing activity cooled amid a slowdown in exports. Residential fundamentals remained strong, as seen in Deutsche Wohnen's accelerating rent growth in the first quarter. However, anticipation of a large IPO from Deutsche Annington weighed on the apartment sector, as investors sold similar stocks to raise capital for the offering.

Sweden (6.7%) had across-the-board gains, while the opposite was true in Switzerland (–3.9%). In France (–1.9%), weak consumer spending and an increasingly difficult economic backdrop contributed to a modest decline for the period. Meanwhile, the Netherlands (1.7%) benefited from gains in Wereldhave, which made progress in cutting costs and simplifying its operations. As of June 24, 2013, the FTSE EPRA/NAREIT Real Estate Index Series switched its classification of Unibail-Rodamco from France to the Netherlands.

Asia Pacific dominated by Japan stimulus and China slowdown

Japan (33.0%) surged through the first four months of the period amid growing expectations of quantitative easing—expectations that the BoJ exceeded in its April announcement. However, investor optimism waned in May amid doubts that the government would be able to push through necessary fiscal reforms. Both developers and J-REITs generally thrived during the period, although there was a wide dispersion of returns among both types of companies. In addition, the BoJ's aggressive easing measures resulted in substantial depreciation in the yen relative to the U.S. dollar, diminishing returns for U.S.-based investors.

c  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The prospect of better economic growth in Japan rippled across Asia Pacific, although this was countered by fears that China's economy was decelerating more rapidly than markets expected. Australia (8.5%) was among the most affected by China concerns, as slowing exports to China, sliding commodity prices and a weakening domestic economy drove the Australian dollar down 13% to a three-year low against the U.S. dollar. And yet, real estate securities in the country produced positive local returns, helped by further monetary easing by the Reserve Bank of Australia and undemanding valuations relative to companies' underlying asset values.

In Hong Kong (–7.0%), shares of developers generally declined amid higher mortgage rates and new housing-related tightening measures, including a new schedule for stamp taxes on home purchases that in some cases doubled the previous tax rate. Landlords fared better overall, helped by stabilizing demand and strong consumer spending during the Chinese New Year. However, rising interest rates led to concerns of higher capitalization rates and lower capital values.

Singapore (–7.0%) continued to struggle with a sluggish domestic economy, as well as growth concerns in China, where a number of Singapore-based companies maintain a significant presence. In addition, rising U.S. Treasury yields had an outsized impact on Singapore given S-REITs' relatively high distribution rates and limited opportunities to grow cash flows in the near term.

Fund performance

The Fund had a positive return during the period, but underperformed its benchmark. Our underweight in Japan early in the period—followed by a shift to an overweight position—detracted from performance. However, the negative effect of this timing was largely mitigated by favorable stock selection, reflecting our focus on Japanese developers. In addition, currency factors related to Japan provided a material benefit relative to the index.

Other factors that contributed to relative performance included our underweights in Canada and Switzerland, as well as stock selection in the United States, where we had favorable relative allocations within the apartment sector. Stock selection in Singapore and the U.K. detracted from relative returns. In the U.K., we did not have an allocation to many of the small-cap companies that outperformed during the period. Our overweight and stock selection in both the Netherlands and Hong Kong also hindered relative performance.

Investment Outlook

U.S. economic growth likely to support REIT fundamentals amid rising interest rates

We expect the Federal Reserve to moderate quantitative easing once stronger and more sustained economic growth is observed, which could occur in late 2013. In this scenario, we believe Treasury yields are likely to be higher in 2014, although we would emphasize that the path to higher interest rates runs through an improving economy.

REITs have historically performed well in periods of economic growth, even when accompanied by rising interest rates, as occupancies and rents have historically shown a significant correlation with employment and gross domestic product. Furthermore, distributions for most U.S. REITs are near the

COHEN & STEERS GLOBAL REALTY SHARES, INC.

required minimum. As a result, companies will need to raise their payouts as cash ﬂows improve, offering the potential for strong dividend growth over the next several years, in our view.

Given our expectations of an improving U.S. economy, our focus is on REITs with the potential to outperform in a recovery. From a sector standpoint, we like the shopping center, industrial, self storage and hotel sectors. We have sold some suburban office investments, as we believe their valuation gap relative to urban offices has narrowed. We believe West Coast offices still offer strong fundamentals, although we are monitoring these companies for signs of slowing growth in rents and absorption.

Europe seeing improvement, but challenging conditions are likely to persist

Recent economic data have signaled a potential inflection point in Europe's decline, and a recovery in the second half of the year is now more likely, in our view. However, given the lack of improvement in employment and credit growth, we believe further monetary stimulus will be necessary, potentially including additional quantitative easing from the ECB. Even in the event of a modest economic recovery, we expect real estate fundamentals will remain challenged for the foreseeable future.

In this environment, we see potential for attractive risk-adjusted returns in companies that own high-quality real estate in major city centers, many of which offer a reasonable dividend yield and trade at a discount to their underlying assets. In addition to the defensive characteristics of these markets—including high barriers to entry and relatively stable operating conditions—we believe they are also well-positioned to benefit from a recovery, as tenant demand typically accelerates first in the most-desirable areas before filtering into secondary markets. We are also finding opportunities where management teams are implementing strong turnaround strategies, which we believe should accelerate in an improving economic environment.

We continue to view London offices as attractive, particularly in Central London and the West End, where interest from institutional investors remains strong given the demand for income and the need for diversification into real assets. We also favor owners of high-quality shopping centers in the core of Europe, which could see positive rent growth due to indexation (the annual rent adjustments based on inflation). In addition, we like Scandinavia and Germany, which feature healthier economic growth, a better fiscal outlook and a more-active lending environment relative to other parts of Europe.

Increasingly positive on Japan, while Australia and Hong Kong remain attractive

We have taken an increasingly favorable view of Japan, particularly of its developers, which we believe offer attractive valuations and the potential to benefit from rising asset values amid the BoJ's aggressive monetary easing. While office fundamentals remain challenged, we see a recovery materializing, and we expect to see improvement in rent growth as business sentiment gradually improves. Among J-REITs, we believe second-tier companies with attractive dividend yields and stronger growth prospects will do well as the market searches for higher-yielding names.

In Australia, we believe companies that own industrial and nondiscretionary retail properties remain compelling in relation to their net asset values. We also note that the cyclical residential sector appears to be in the early stages of a recovery from a low base following recent policy easing. The Reserve Bank of Australia has cut interest rates by 200 basis points since late 2011 after lagging the rest of the world in easing monetary policy, and we expect it to maintain a neutral-to-easing monetary bias.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Our focus in Hong Kong is on office and retail landlords with good-quality assets, strong pricing power and attractive earnings-growth potential. Office rents may have bottomed, in our view, despite tepid demand, while we expect retail owners to deliver steady growth, supported by improving tourism and domestic consumption. Meanwhile, valuations for residential developers have fallen to levels that are quite undemanding, in our view, reflecting tightening liquidity and the potential for additional housing purchase restrictions. We see opportunities in select developer stocks that we believe have been oversold.

Singapore continues to see sluggish economic growth, and we expect rent growth to remain muted in the near term. Market volatility has also delayed the public listings of three S-REIT IPOs that were announced in May, reflecting an uncertain capital-market environment. We are modestly positive on select Singapore office REITs, which are seeing a trough in rents and vacancies, and feature attractive valuations relative to their peers.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Sincerely,

	MARTIN COHEN	ROBERT H. STEERS
	Co-chairman	Co-chairman

	JOSEPH M. HARVEY	JON CHEIGH
	Portfolio Manager	Portfolio Manager

	GERIOS J.M. ROVERS	LUKE SULLIVAN
	Portfolio Manager	Portfolio Manager

CHARLES J. MCKINLEY	ROGIER QUIRIJNS	WILLIAM LEUNG
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2013

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	7.30%[a]	6.61%[b]	10.63%[d]	—
1 Year (without sales charge)	12.35%	11.61%	11.63%	12.72%
5 Years (with sales charge)	2.56%[a]	2.47%[c]	2.83%	—
5 Years (without sales charge)	3.50%	2.83%	2.83%	3.84%
10 Years (without sales charge)	—	—	—	8.71%
Since Inception[e] (with sales charge)	4.26%[a]	4.12%	4.13%	—
Since Inception[e] (without sales charge)	4.81%	4.12%	4.13%	8.72%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized expense ratios for each class of shares as disclosed in the May 1, 2013 prospectuses were as follows: Class A—1.51%; Class B and Class C—2.16% and Class I—1.20%. Beginning July 1, 2013, and through June 30, 2015, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A, Class B and Class C shares, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.40% for Class A shares, 2.05% for Class B and Class C shares and 1.05% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor and will terminate automatically in the event of termination of the investment advisory agreement between the advisor and the Fund.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 5%.

c  Reflects a contingent deferred sales charge of 2%.

d  Reflects a contingent deferred sales charge of 1%.

e  Inception dates: September 30, 2004 for Class A, B and C shares; and May 8, 1997 for Class I shares.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2013—June 30, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period[a] January 1, 2013– June 30, 2013
Class A
Actual (0.78% return)	$1,000.00	$1,007.80	$7.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.41	$7.45
Class B
Actual (0.47% return)	$1,000.00	$1,004.70	$10.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.18	$10.69
Class C
Actual (0.47% return)	$1,000.00	$1,004.70	$10.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.18	$10.69
Class I
Actual (0.94% return)	$1,000.00	$1,009.40	$5.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.89	$5.96

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratios of 1.49%, 2.14%, 2.14% and 1.19%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

June 30, 2013

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$27,758,862	6.2
Mitsubishi Estate Co., Ltd.	19,687,273	4.4
Ventas	14,076,903	3.2
Sumitomo Realty & Development Co., Ltd.	14,076,578	3.2
Sun Hung Kai Properties Ltd.	12,624,883	2.8
Prologis	10,909,039	2.4
Vornado Realty Trust	10,444,817	2.3
DDR Corp.	9,565,525	2.1
Hongkong Land Holdings Ltd. (USD)	8,767,102	2.0
UDR	8,750,207	2.0

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

		Number of Shares	Value
COMMON STOCK	100.3%
AUSTRALIA	7.7%
REAL ESTATE
DIVERSIFIED	3.3%
BGP Holdings PLC (EUR)[a,b,c]		4,151,319	$0
Cromwell Property Group		1,785,836	1,592,405
Goodman Group		1,255,665	5,604,038
Mirvac Group		4,971,658	7,297,661
			14,494,104
OFFICE	0.6%
Commonwealth Property Office Fund		2,861,079	2,878,260
RETAIL	3.8%
Charter Hall Retail REIT		446,455	1,555,643
Federation Centres Ltd.		3,436,293	7,448,108
Westfield Group		745,810	7,803,001
			16,806,752
TOTAL AUSTRALIA			34,179,116
BERMUDA	0.6%
REAL ESTATE—HOTEL
Orient-Express Hotels Ltd., Class A (USD)[c]		228,128	2,774,036
CANADA	2.6%
REAL ESTATE
DIVERSIFIED	1.1%
H&R Real Estate Investment Trust		233,893	4,901,589
OFFICE	1.5%
Allied Properties Real Estate Investment Trust		145,265	4,421,349
Canadian Real Estate Investment Trust		54,731	2,266,364
			6,687,713
TOTAL CANADA			11,589,302
FRANCE	3.4%
REAL ESTATE
DIVERSIFIED	0.4%
Fonciere des Regions		25,378	1,904,037

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
RETAIL	3.0%
Klepierre		119,985	$4,729,083
Unibail-Rodamco		36,185	8,430,933
			13,160,016
TOTAL FRANCE			15,064,053
GERMANY	0.9%
REAL ESTATE—RESIDENTIAL
Deutsche Wohnen AG		248,532	4,220,078
HONG KONG	10.1%
REAL ESTATE
DIVERSIFIED	5.4%
New World Development Co., Ltd.		2,374,283	3,281,608
Shimao Property Holdings Ltd.		13,518	26,910
Sun Hung Kai Properties Ltd.		978,214	12,624,883
Wharf Holdings Ltd.		972,624	8,182,479
			24,115,880
OFFICE	2.0%
Hongkong Land Holdings Ltd. (USD)		1,276,143	8,767,102
RESIDENTIAL	1.7%
China Overseas Land & Investment Ltd.		1,709,858	4,464,209
Country Garden Holdings Co.		5,959,297	3,096,417
			7,560,626
RETAIL	1.0%
Link REIT		941,500	4,637,064
TOTAL HONG KONG			45,080,672
JAPAN	16.6%
REAL ESTATE
DIVERSIFIED	10.9%
Activia Properties		411	3,236,449
Mitsubishi Estate Co., Ltd.		739,335	19,687,273
Mitsui Fudosan Co., Ltd.		257,877	7,584,465
Nomura Real Estate Holdings		170,200	3,765,061
Sumitomo Realty & Development Co., Ltd.		353,000	14,076,578
			48,349,826

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INDUSTRIALS	0.6%
Nippon Prologis REIT		302	$2,627,808
OFFICE	2.7%
Japan Prime Realty Investment Corp.		1,622	4,963,471
Japan Real Estate Investment Corp.		628	7,009,437
			11,972,908
RETAIL	2.4%
AEON Mall Co., Ltd.		147,300	3,649,083
Japan Retail Fund Investment Corp.		3,458	7,224,215
			10,873,298
TOTAL JAPAN			73,823,840
NETHERLANDS	0.9%
REAL ESTATE—RETAIL
Corio NV		105,433	4,194,643
NORWAY	0.4%
REAL ESTATE—OFFICE
Norwegian Property ASA		1,492,984	1,892,544
PHILIPPINES	0.3%
REAL ESTATE—RETAIL
SM Prime Holdings		3,093,650	1,167,280
SINGAPORE	3.4%
REAL ESTATE
DIVERSIFIED	0.9%
Capitaland Ltd.		1,674,000	4,067,787
HOTEL	0.4%
City Developments Ltd.		190,000	1,603,945
INDUSTRIALS	1.2%
Global Logistic Properties Ltd.		2,561,000	5,556,410
RETAIL	0.9%
CapitaMall Trust		705,120	1,109,834
Frasers Centrepoint Trust		230,338	339,828
Suntec Real Estate Investment Trust		1,907,000	2,369,645
			3,819,307
TOTAL SINGAPORE			15,047,449

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
UNITED KINGDOM	7.2%
REAL ESTATE
DIVERSIFIED	3.8%
Hammerson PLC		986,481	$7,311,390
Land Securities Group PLC		544,300	7,318,219
Londonmetric Property PLC		1,572,500	2,480,186
			17,109,795
INDUSTRIAL	0.8%
Segro PLC		797,838	3,388,012
OFFICE	1.9%
Derwent London PLC		157,828	5,521,114
Great Portland Estates PLC		370,194	2,992,591
			8,513,705
SELF STORAGE	0.7%
Big Yellow Group PLC		537,900	3,146,485
TOTAL UNITED KINGDOM			32,157,997
UNITED STATES	46.2%
REAL ESTATE
Diversified	5.7%
American Assets Trust		71,661	2,211,458
Duke Realty Corp.		362,665	5,653,947
Forest City Enterprises, Class Ac		305,827	5,477,362
Vornado Realty Trust		126,069	10,444,817
WP Carey		24,496	1,620,900
			25,408,484
HEALTH CARE	3.9%
Health Care REIT		51,067	3,423,021
Ventas		202,662	14,076,903
			17,499,924
HOTEL	3.7%
Hersha Hospitality Trust		443,745	2,502,722
Host Hotels & Resorts		332,622	5,611,333
Hyatt Hotels Corp., Class Ac		97,584	3,938,490
Strategic Hotels & Resorts Worldwide[c]		499,996	4,429,965
			16,482,510

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INDUSTRIALS	3.1%
First Industrial Realty Trust		200,891	$3,047,516
Prologis		289,211	10,909,039
			13,956,555
OFFICE	4.4%
Corporate Office Properties Trust		165,694	4,225,197
Douglas Emmett		179,221	4,471,564
Hudson Pacific Properties		93,443	1,988,467
Parkway Properties		117,307	1,966,065
SL Green Realty Corp.		77,640	6,847,072
			19,498,365
OFFICE/INDUSTRIAL	0.5%
PS Business Parks		32,828	2,369,197
RESIDENTIAL	8.1%
APARTMENT	7.1%
Apartment Investment & Management Co.		155,515	4,671,670
BRE Properties		133,642	6,684,773
Colonial Properties Trust		164,382	3,964,894
Equity Residential		133,911	7,774,873
UDR		343,280	8,750,207
			31,846,417
MANUFACTURED HOME	1.0%
Equity Lifestyle Properties		55,631	4,372,040
TOTAL RESIDENTIAL			36,218,457
SELF STORAGE	3.6%
CubeSmart		271,645	4,340,887
Extra Space Storage		157,040	6,584,687
Sovran Self Storage		75,181	4,870,977
			15,796,551
SHOPPING CENTERS	11.2%
COMMUNITY CENTER	3.0%
DDR Corp.		574,506	9,565,525
Regency Centers Corp.		77,216	3,923,345
			13,488,870

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
FREE STANDING	1.2%
Realty Income Corp.		123,931	$5,195,188
REGIONAL MALL	7.0%
CBL & Associates Properties		162,156	3,473,381
Simon Property Group		175,778	27,758,862
			31,232,243
TOTAL SHOPPING CENTERS			49,916,301
SPECIALTY	2.0%
Digital Realty Trust		141,958	8,659,438
TOTAL UNITED STATES			205,805,782
TOTAL COMMON STOCK (Identified cost—$393,270,741)			446,996,792
		Number of Rights
RIGHTS—HONG KONG	0.0%
REAL ESTATE—HOTEL
New World Development—Share Stapled Units[a,b,c]		29,679	0
TOTAL RIGHTS (Identified cost—$0)			0
		Number of Shares
SHORT-TERM INVESTMENTS	0.2%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[d]		500,000	500,000
Federated Government Obligations Fund, 0.01%[d]		500,000	500,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,000,000)			1,000,000
TOTAL INVESTMENTS (Identified cost—$394,270,741)	100.5%		447,996,792
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.5)		(2,321,963)
NET ASSETS	100.0%		$445,674,829

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of the net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.0% of the net assets of the Fund.

c  Non-income producing security.

d  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

Sector Summary	% of Market Value
Diversified	31.3
Office	13.4
Retail	12.2
Shopping Centers	11.2
Residential	10.7
Industrials	5.0
Hotel	4.7
Self Storage	4.2
Health Care	3.9
Specialty	1.9
Industrial	0.8
Office/Industrial	0.5
Other	0.2
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$394,270,741)	$447,996,792
Cash	16,795
Foreign currency, at value (Identified cost—$117,669)	117,626
Receivable for:
Investment securities sold	3,157,429
Fund shares sold	1,945,187
Dividends	1,462,439
Other assets	3,402
Total Assets	454,699,670
LIABILITIES:
Payable for:
Fund shares redeemed	5,019,592
Investment securities purchased	2,009,370
Dividends declared	1,317,491
Investment advisory fees	332,698
Shareholder servicing fees	53,634
Distribution fees	10,770
Administration fees	7,393
Directors' fees	758
Other liabilities	273,135
Total Liabilities	9,024,841
NET ASSETS	$445,674,829
NET ASSETS consist of:
Paid-in capital	$465,889,208
Dividends in excess of net investment income	(11,592,745)
Accumulated net realized loss	(62,339,162)
Net unrealized appreciation	53,717,528
$445,674,829

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2013 (Unaudited)

CLASS A SHARES:
NET ASSETS	$139,578,708
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,157,701
Net asset value and redemption price per share	$44.20
Maximum offering price per share ($44.20 ÷ 0.955)[a]	$46.28
CLASS B SHARES:
NET ASSETS	$501,640
Shares issued and outstanding ($0.001 par value common stock outstanding)	11,345
Net asset value and offering price per share[b]	$44.22
CLASS C SHARES:
NET ASSETS	$85,721,657
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,950,871
Net asset value and offering price per share[b]	$43.94
CLASS I SHARES:
NET ASSETS	$219,872,824
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,953,806
Net asset value, offering and redemption price per share	$44.38

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net of $410,887 of foreign withholding tax)	$6,837,422
Expenses:
Investment advisory fees	2,101,108
Distribution fees—Class A	171,312
Distribution fees—Class B	2,209
Distribution fees—Class C	324,396
Shareholder servicing fees—Class A	68,525
Shareholder servicing fees—Class B	736
Shareholder servicing fees—Class C	108,132
Shareholder servicing fees—Class I	61,940
Custodian fees and expenses	158,661
Administration fees	113,907
Transfer agent fees and expenses	92,010
Registration and filing fees	59,693
Professional fees	56,241
Shareholder reporting expenses	42,893
Directors' fees and expenses	13,554
Line of credit fees	5,068
Miscellaneous	21,408
Total Expenses	3,401,793
Net Investment Income	3,435,629
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	32,520,858
Foreign currency transactions	(107,767)
Net realized gain	32,413,091
Net change in unrealized appreciation (depreciation) on:
Investments	(32,851,303)
Foreign currency translations	(4,827)
Net change in unrealized appreciation (depreciation)	(32,856,130)
Net realized and unrealized loss	(443,039)
Net Increase in Net Assets Resulting from Operations	$2,992,590

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$3,435,629	$5,047,828
Net realized gain	32,413,091	31,024,038
Net change in unrealized appreciation (depreciation)	(32,856,130)	56,597,330
Net increase in net assets resulting from operations	2,992,590	92,669,196
Dividends to Shareholders from:
Net investment income:
Class A	(1,421,079)	(4,220,653)
Class B	(3,053)	(20,756)
Class C	(597,150)	(2,286,236)
Class I	(2,589,777)	(8,844,074)
Total dividends to shareholders	(4,611,059)	(15,371,719)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	4,651,128	(6,686,454)
Total increase in net assets	3,032,659	70,611,023
Net Assets:
Beginning of period	442,642,170	372,031,147
End of period[a]	$445,674,829	$442,642,170

a  Includes dividends in excess of net investment income of $11,592,745 and $10,417,315, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$44.31	$36.58	$40.79	$36.11	$27.87	$50.32
Income (loss) from investment operations:
Net investment income[a]	0.34	0.49	0.44	0.59 [b]	0.52	0.73
Net realized and unrealized gain (loss)	—	8.78	(4.24)	5.48	9.75	(22.18)
Total income (loss) from investment operations	0.34	9.27	(3.80)	6.07	10.27	(21.45)
Less dividends and distributions to shareholders from:
Net investment income	(0.45)	(1.54)	(0.30)	(1.40)	(2.01)	(0.77)
Tax return of capital	—	—	(0.11)	—	(0.04)	(0.25)
Total dividends and distributions to shareholders	(0.45)	(1.54)	(0.41)	(1.40)	(2.05)	(1.02)
Redemption fees retained by the Fund	—	—	0.00 [c]	0.01	0.02	0.02
Net increase (decrease) in net asset value	(0.11)	7.73	(4.21)	4.68	8.24	(22.45)
Net asset value, end of period	$44.20	$44.31	$36.58	$40.79	$36.11	$27.87
Total investment return[d,e]	0.78%[f]	25.56%	–9.42%	17.19%	37.45%	–42.79%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$139.6	$121.1	$122.8	$172.6	$121.4	$49.7
Ratio of expenses to average daily net assets (before expense reduction)	1.49%[g]	1.51%[h]	1.57%[h]	1.56%[h]	1.86%[h]	1.72%
Ratio of expenses to average daily net assets (net of expense reduction)	1.49%[g]	1.51%[h]	1.57%[h]	1.56%[h]	1.65%[h]	1.64%
Ratio of net investment income to average daily net assets (before expense reduction)	1.48%[g]	1.18%[h]	1.10%[h]	1.58%[h]	1.51%	1.62%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.48%[g]	1.18%[h]	1.10%[h]	1.58%[h]	1.70%	1.71%
Portfolio turnover rate	64%[f]	101%	105%	110%	170%	127%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

h  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class B
	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$44.28	$36.53	$40.76	$36.06	$27.82	$50.12
Income (loss) from investment operations:
Net investment income[a]	0.16	0.21	0.18	0.30 [b]	0.35	0.42
Net realized and unrealized gain (loss)	0.05	8.76	(4.24)	5.53	9.69	(22.02)
Total income (loss) from investment operations	0.21	8.97	(4.06)	5.83	10.04	(21.60)
Less dividends and distributions to shareholders from:
Net investment income	(0.27)	(1.22)	(0.06)	(1.14)	(1.78)	(0.47)
Tax return of capital	—	—	(0.11)	—	(0.04)	(0.25)
Total dividends and distributions to shareholders	(0.27)	(1.22)	(0.17)	(1.14)	(1.82)	(0.72)
Redemption fees retained by the Fund	—	—	0.00 [c]	0.01	0.02	0.02
Net increase (decrease) in net asset value	(0.06)	7.75	(4.23)	4.70	8.24	(22.30)
Net asset value, end of period	$44.22	$44.28	$36.53	$40.76	$36.06	$27.82
Total investment return[d,e]	0.47%[f]	24.72%	–10.02%	16.43%	36.58%	–43.14%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class B
	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$0.5	$0.6	$0.9	$1.6	$1.8	$1.9
Ratio of expenses to average daily net assets (before expense reduction)	2.14%[g]	2.16%[h]	2.22%[h]	2.21%[h]	2.51%[h]	2.37%
Ratio of expenses to average daily net assets (net of expense reduction)	2.14%[g]	2.16%[h]	2.22%[h]	2.21%[h]	2.30%[h]	2.28%
Ratio of net investment income to average daily net assets (before expense reduction)	0.70%[g]	0.52%[h]	0.43%[h]	0.82%[h]	0.95%	0.90%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.70%[g]	0.52%[h]	0.43%[h]	0.82%[h]	1.19%	0.99%
Portfolio turnover rate	64%[f]	101%	105%	110%	170%	127%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

h  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$44.04	$36.39	$40.64	$35.98	$27.79	$50.14
Income (loss) from investment operations:
Net investment income[a]	0.18	0.22	0.19	0.33 [b]	0.34	0.46
Net realized and unrealized gain (loss)	0.03	8.72	(4.23)	5.49	9.67	(22.07)
Total income (loss) from investment operations	0.21	8.94	(4.04)	5.82	10.01	(21.61)
Less dividends and distributions to shareholders from:
Net investment income	(0.31)	(1.29)	(0.10)	(1.17)	(1.80)	(0.51)
Tax return of capital	—	—	(0.11)	—	(0.04)	(0.25)
Total dividends and distributions to shareholders	(0.31)	(1.29)	(0.21)	(1.17)	(1.84)	(0.76)
Redemption fees retained by the Fund	—	—	0.00 [c]	0.01	0.02	0.02
Net increase (decrease) in net asset value	(0.10)	7.65	(4.25)	4.66	8.19	(22.35)
Net asset value, end of period	$43.94	$44.04	$36.39	$40.64	$35.98	$27.79
Total investment return[d,e]	0.47%[f]	24.74%	–10.02%	16.46%	36.52%	–43.17%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$85.7	$80.0	$63.4	$66.7	$48.1	$39.7
Ratio of expenses to average daily net assets (before expense reduction)	2.14%[g]	2.16%[h]	2.22%[h]	2.21%[h]	2.51%[h]	2.38%
Ratio of expenses to average daily net assets (net of expense reduction)	2.14%[g]	2.16%[h]	2.22%[h]	2.21%[h]	2.30%[h]	2.28%
Ratio of net investment income to average daily net assets (before expense reduction)	0.80%[g]	0.54%[h]	0.49%[h]	0.87%[h]	0.93%	1.01%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.80%[g]	0.54%[h]	0.49%[h]	0.87%[h]	1.16%	1.10%
Portfolio turnover rate	64%[f]	101%	105%	110%	170%	127%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

h  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$44.49	$36.73	$40.96	$36.26	$27.98	$50.54
Income (loss) from investment operations:
Net investment income[a]	0.39	0.62	0.60	0.71 [b]	0.65	0.92
Net realized and unrealized gain (loss)	0.02	8.82	(4.27)	5.51	9.75	(22.34)
Total income (loss) from investment operations	0.41	9.44	(3.67)	6.22	10.40	(21.42)
Less dividends and distributions to shareholders from:
Net investment income	(0.52)	(1.68)	(0.45)	(1.53)	(2.10)	(0.91)
Tax return of capital	—	—	(0.11)	—	(0.04)	(0.25)
Total dividends and distributions to shareholders	(0.52)	(1.68)	(0.56)	(1.53)	(2.14)	(1.16)
Redemption fees retained by the Fund	—	—	0.00 [c]	0.01	0.02	0.02
Net increase (decrease) in net asset value	(0.11)	7.76	(4.23)	4.70	8.28	(22.56)
Net asset value, end of period	$44.38	$44.49	$36.73	$40.96	$36.26	$27.98
Total investment return[d]	0.94%[e,f]	25.95%	–9.11%[g]	17.61%[g]	37.82%	–42.60%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$219.9	$241.0	$184.9	$155.7	$69.5	$41.6
Ratio of expenses to average daily net assets (before expense reduction)	1.19%[h]	1.20%[i]	1.22%[i]	1.21%[i]	1.51%[i]	1.41%
Ratio of expenses to average daily net assets (net of expense reduction)	1.19%[h]	1.20%[i]	1.22%[i]	1.21%[i]	1.30%[i]	1.29%
Ratio of net investment income to average daily net assets (before expense reduction)	1.71%[h]	1.51%[i]	1.52%[i]	1.88%[i]	1.93%	2.13%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.71%[h]	1.51%[i]	1.52%[i]	1.88%[i]	2.14%	2.25%
Portfolio turnover rate	64%[e]	101%	105%	110%	170%	127%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  The net asset value (NAV) disclosed in the June 30, 2013 semiannual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on June 30, 2013. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on June 30, 2013.

g  The net asset value (NAV) disclosed in the December 31, 2010 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2010.

h  Annualized.

i  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the disclosure hierarchy. As of June 30, 2013, there were $184,153,809 of securities transferred between Level 1 and Level 2, which resulted from not utilizing foreign equity fair value pricing procedures by the Fund as of June 30, 2013.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$446,996,792	$446,996,792	$—	$—	[a]
Rights—Hong Kong	—	—	—	—	[b]
Money Market Funds	1,000,000	—	1,000,000	—
Total Investments[c]	$447,996,792	$446,996,792	$1,000,000	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

b  New World Development—Share Stapled Units were acquired via a rights distribution and have been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

c  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily assets managed by the advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the six months ended June 30, 2013, the Fund incurred $46,691 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class B and Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) on Class B shares. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2013, the Fund has been advised that the distributor received $15,925 in sales commissions from the sale of Class A shares and $250, $171 and $4,884 of CDSC relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor, which was reimbursed by the Fund, in the amount of $3,001 for the six months ended June 30, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2013, totaled $306,549,338 and $292,637,521, respectively.

Note 4. Income Tax Information

As of June 30, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$394,270,741
Gross unrealized appreciation	$64,986,768
Gross unrealized depreciation	(11,260,717)
Net unrealized appreciation	$53,726,051

As of December 31, 2012, the Fund had a net capital loss carryforward of $76,808,468 which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover, of which $41,974,808 will expire on December 31, 2016 and $34,833,660 will expire on December 31, 2017.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 50 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A:
Sold	707,751	$32,657,713	594,975	$24,342,062
Issued as reinvestment of dividends	27,748	1,226,480	82,751	3,507,778
Redeemed	(310,001)	(14,344,380)	(1,302,103)	(53,130,282)
Net increase (decrease)	425,498	$19,539,813	(624,377)	$(25,280,442)
Class B:
Sold	8	$371	56	$2,358
Issued as reinvestment of dividends	58	2,547	397	16,872
Redeemed	(2,438)	(113,822)	(11,668)	(489,328)
Net decrease	(2,372)	$(110,904)	(11,215)	$(470,098)
Class C:
Sold	278,150	$12,764,416	402,454	$16,642,909
Issued as reinvestment of dividends	8,051	353,762	32,972	1,393,594
Redeemed	(151,173)	(6,934,635)	(362,324)	(14,846,204)
Net increase	135,028	$6,183,543	73,102	$3,190,299
Class I:
Sold	1,226,161	$56,964,933	2,254,617	$93,047,305
Issued as reinvestment of dividends	38,540	1,710,779	154,405	6,564,987
Redeemed	(1,728,538)	(79,637,036)	(2,025,966)	(83,738,505)
Net increase (decrease)	(463,837)	$(20,961,324)	383,056	$15,873,787

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

expires January 24, 2014. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2013, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Beginning July 1, 2013, and through June 30, 2015, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A, Class B and Class C shares, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.40% for Class A shares, 2.05% for Class B and Class C shares and 1.05% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor.

Management has evaluated events and transactions occurring after June 30, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 12, 2013 and at a meeting held in person on June 18, 2013, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2014 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Investment Advisor and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the

COHEN & STEERS GLOBAL REALTY SHARES, INC.

sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund underperformed the median of the Peer Funds for the one-, three- and five-year periods ended March 31, 2013, ranking in the fourth, fifth and fourth quintiles, respectively. The Board of Directors also noted that the Fund underperformed its benchmark for the one- and three-year periods, and outperformed for the five-year period. The Board of Directors noted that the Fund's investment strategy changed to a global real estate mandate from domestic real estate effective September 2007. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, recent changes to the global real estate investment team, and the Investment Advisor's performance in managing other real estate funds. At the Investment Advisor's request, a supplemental peer group was compiled consisting of Class I share (or equivalent) global real estate funds, as a result of a shift by distribution partners offering the lowest fee share classes to their clients. The Board of Directors determined to continue to closely monitor the Fund's performance and requested that the Investment Advisor provide updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that actual management fee, contractual management fee and the total expense ratio were higher than the medians of the Peer Funds, ranking in the fifth, fourth and fifth quintiles, respectively. The Board of Directors considered that the Investment Advisor has agreed to implement a fee waiver and reimbursement agreement with the Fund, effective July 1, 2013 through June 30, 2015, in order to limit overall operating expenses of the Fund. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance

COHEN & STEERS GLOBAL REALTY SHARES, INC.

and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are affiliates of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SPRL, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Jon Cheigh
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
800-437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CSFAX
B—CSFBX
C—CSFCX
I—CSSPX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2013

Cohen & Steers Global Realty Shares

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 23, 2013